SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: November 20, 1998
(Date of earliest event reported)

Commission File No. 33-92950



                       Chase Mortgage Finance Corporation
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         Delaware                                         52-1495132
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



         343 Thornall Street
          Edison, New Jersey                                             08837
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Address of principal executive offices                                (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    -----------

(99)                                 Computational Materials
                                     prepared by Donaldson, Lufkin & Jenrette
                                     Securities Corporation
                                     in connection with Chase Mortgage Finance
                                     Corporation, Multi-Class Mortgage Pass-
                                     Through Certificates, Series
                                     1998-S7

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION


November 20, 1998

                                        By: /s/ Eileen Lindblom
                                            -------------------------------
                                            Name:  Eileen Lindblom
                                            Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

  (99)                 Computational Materials                       P
                       prepared by Donaldson, Lufkin &
                       Jenrette Securities Corporation.
                       in connection with Chase Mortgage
                       Finance Corporation, Multi-Class
                       Mortgage Pass-Through Certificates,
                       Series 1998-S7